Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent events

30 Subsequent events

Subsequent to the year ended December 31, 2011, the Company sold 169 million shares of Global Mediacom for $28.3 million, and recorded a gain on sale of investment of $12.2 million. The proceeds from the sale were utilized to purchase 599 million common shares of PT Bhakti Investama Tbk, for $28.2 million. PT Bhakti Investama Tbk is the controlling shareholder of Global Mediacom, MNC and the Company.

In addition, the Shanghai arbitration committee ruled against one of the Group’s VIEs in the PRC, and enforced a payment of $0.1 million pursuant to a claim by a VAS content partner in 2009. The Group had made a provision for this amount in the year ended December 31, 2011.